UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14a of the Securities

Exchange Act Of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☑Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a‑12

Pain Therapeutics, Inc. (Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑No fee required.

☐Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0 11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

On March 20, 2017, Pain Therapeutics, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2017 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2017 Annual Meeting of Stockholders to be held on May 4, 2017 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal Six that is soliciting a non-binding, advisory vote from the Company’s stockholders on the frequency of non-binding, advisory votes on executive compensation (“Proposal Six”). This Proposal Six was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this error. Other than the addition of this Proposal Six to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds the Proposal Six, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This Proxy Statement Supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT

2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, May 4, 2017

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Pain Therapeutics, Inc. (the “Company”, “we”, or “our”), dated March 20, 2017 (the “Proxy Statement”) for the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to, (i) add a new Proposal Six to the Proxy Statement that provides for a non-binding, advisory vote of the Company’s stockholders on the frequency of non-binding, advisory votes on executive compensation (“Proposal Six”) and (ii) update the Notice of the Annual Meeting to add the new Proposal Six (the “Amended Notice”). This Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The Annual Meeting is being held at the Company’s offices located at 7801 N Capital of Texas Highway, Suite 260, Austin, Texas, 78731, on Thursday, May 4, 2017 at 10:00 a.m. local time.

This Supplement relates to the new Proposal Six to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously mailed to you. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and it is important for you to review such information. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On or about March 28, 2017, we sent this Supplement, the Amended Notice of Annual Meeting attached hereto as Appendix A and the enclosed new proxy card attached hereto as Appendix B to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 4, 2017:

This Supplement, the Proxy Statement, the revised proxy card and the Company’s Annual Report on Form 10-K are available at: http://investor.paintrials.com/annual-proxy.cfm.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Supplement relates to Proposal Six that will be presented to stockholders at the Annual Meeting. Information regarding Proposals One, Two, Three, Four and Five that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on March 20, 2017, and which was previously mailed to you.

Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and to also vote on Proposal Six.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company at its principal offices (Attention: Investor Relations) a written notice of revocation or a duly executed proxy bearing a later date or attending the meeting and voting in person.

If you have previously submitted voting instructions with respect to Proposals 1, 2, 3, 4 and/or 5, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals 1, 2, 3, 4 and 5 will result in the shares being voted on those matters as provided in the paragraph directly below and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

Voting

There are differing vote requirements for the approval of the various proposals, as follows:

•	Proposal One: The directors will be elected by a plurality vote of the shares of Common Stock. See Proposal One – Election of Two Class II Directors – Vote Required.
•

Proposal Two and Three:  The affirmative vote of a majority of outstanding Common Stock is required to approve (i) the amendment to the Company’s Restated Certificate of Incorporation, as amended, by way of an Amended and Restated Certificate of Incorporation, and (ii) the 2017 Omnibus Incentive Plan. Abstentions and broker non-votes will be treated as votes against these proposals.

•

Proposals Four, Five and Six: The ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm to the Company, the non-binding, advisory vote on executive compensation and the non-binding, advisory vote on the frequency of non-binding, advisory votes on executive compensation will be approved if the votes cast for the proposal exceed those cast against the proposal.  Abstentions will not be counted either for or against these proposals.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”).  The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders.  In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote.  When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted:

•	for the election of the nominees for director set forth herein;
•

for the approval of the amendment to the Company’s Restated Certificate of Incorporation to effect, at the discretion of the Company’s Board of Directors, a ten-to-one reverse stock split of the outstanding shares of Common Stock;

•	for the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm to the Company for the fiscal year ending December 31, 2017;
•	to approve, by a non-binding advisory vote, the 2016 executive compensation for the Company’s executive officers;
•	for a frequency of every two years for future non-binding, advisory votes on executive compensation; and
•	upon such other business as may properly come before the Annual Meeting or any adjournment thereof, but will not be voted in the election of directors other than as provided above.

If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered as present with respect to establishing a quorum for the transaction of business.  The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered “Votes Cast” and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

PROPOSAL SIX

NON-BINDING, ADVISORY VOTE ON FREQUENCY OF

NON-BINDING, ADVISORY VOTES ON EXECUTIVE COMPENSATION

Stockholders are invited to cast a non-binding, advisory vote on the frequency of non-binding, advisory votes on executive compensation, such as Proposal Five, will occur. Stockholders can vote on whether such non-binding, advisory votes should occur every year, every two years or every three years or may abstain from voting. This vote is being provided pursuant to Section 14A of the Exchange Act.

The Board expects to take the results of the vote into account when deciding when to call for the next advisory vote on executive compensation. A scheduling vote similar to this will occur at least once every six years. While we are soliciting a non-binding vote on the frequency of this vote, we currently expect to seek stockholder feedback every other year.

Please mark on the Proxy Card your preference as to the frequency of holding non-binding, advisory votes on executive compensation, as every year, every two years, or every three years or you may mark “abstain” on this proposal.

Appendix A

Pain Therapeutics, Inc.

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 4, 2017

To the Stockholders:

THIS UPDATED NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pain Therapeutics, Inc. (“we” or the “Company”), a Delaware corporation, will continue to be held on Thursday, May 4, 2017 at 10:00 a.m., local time, at the Company’s offices located at 7801 N Capital of Texas Highway, Suite 260, Austin, Texas, 78731 for the following purposes, which now includes a new Proposal Six, as more fully described in the proxy statement (the “Proxy Statement”) and the supplement to the Proxy Statement:

1.	To elect Robert Z. Gussin, Ph.D. and Saira Ramasastry as Class II Directors to serve for three-year terms and until their successors are duly elected and qualified (Proposal One);
2.

To approve of the amendment to the Company’s Restated Certificate of Incorporation to effect, at the discretion of the Company’s Board of Directors, up to a ten-to-one reverse stock split of the outstanding shares of our common stock (Proposal Two);

3.

To approve the 2017 Omnibus Incentive Plan, including for purposes of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, and the reservation of a total of 7,000,000 shares of our common stock for issuance thereunder (Proposal Three);

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017 (Proposal Four);
5.	To approve, by a non-binding advisory vote, the 2016 executive compensation for the Company’s executive officers (Proposal Five);
6.	To hold a non-binding, advisory vote on the frequency of non-binding, advisory votes on executive compensation (Proposal Six); and
7.	To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  Only stockholders of record at the close of business on March 10, 2017 are entitled to notice of and to vote at the meeting.

In addition, we mailed a supplement to our proxy statement, dated March 28, 2017 (the “Proxy Statement Supplement”), which included a paper copy of this updated notice of the Annual Meeting and a revised proxy card in order to provide for stockholders to vote at the Annual Meeting on Proposal Six that relates to a non-binding, advisory vote on the frequency of non-binding, advisory votes on executive compensation.

The Proxy Statement Supplement contains additional information related to the new Proposal Six to be considered by stockholders at the Annual Meeting.  However, the Proxy Statement Supplement does not include all of the information provided in connection with the Annual Meeting.  Accordingly, we urge you to read the Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

Sincerely,

/s/ Remi Barbier

Remi Barbier

President, Chief Executive Officer, Chairman of the Board of Directors and Corporate Secretary

Austin, Texas

March 28, 2017

YOUR VOTE IS IMPORTANT

THE PROXY STATEMENT AND THE PROXY STATEMENT SUPPLEMENT ARE FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY CARD WERE DISTRIBUTED ON OR ABOUT MARCH 23, 2017 AND THE PROXY STATEMENT SUPPLEMENT AND THE REVISED PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT MARCH 29, 2017.  YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD
•	BY INTERNET OR TELEPHONE
•	ATTEND THE COMPANY’S 2017 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.  HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE YOUR SHARES BY INTERNET OR TELEPHONE.  ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD OR VOTED BY INTERNET OR TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 4, 2017:

The Proxy Statement, the Proxy Statement Supplement, the revised proxy card and the Company’s Annual Report on Form 10-K are available at: http://investor.paintrials.com/annual-proxy.cfm.

Appendix B

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 AM, PDT, on May 4, 2017.

Vote by Internet

• Go to www.investorvote.com/PTIE

• Or scan the QR code with

your smartphone

• Follow the steps outlined on the
secure website

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

X

territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — DIRECTORS RECOMMEND VOTE “FOR” ITEMS 1-5.

1. Elect two (2) Class II Directors to serve for three-year terms and until their successors are duly elected and qualified:

For  WithholdFor  Withhold

1a)  Robert Z. Gussin, Ph.D.1b)  Saira Ramasastry

For   Against  AbstainFor   Against  Abstain

2. To approve of the amendment to our restated certificate of3. To approve the adoption of the 2017 Omnibus Incentive incorporation to effect, at the discretion of our Board ofPlan and the reservation of a total of 7,000,000 shares of

Directors, up to a ten-to-one reverse stock split of thethe Company’s common stock for issuance thereunder;

outstanding shares of our common stock;

4. Ratify the selection of Ernst & Young LLP as the5. Approve, by non-binding advisory vote, the 2016 executive independent registered public accounting firm for thecompensation for the Company’s executive officers

Company for the fiscal year ending December 31, 2017

6. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

B  Non-Voting Items

Change of Address — Please print new address below.Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.

1UPX

02JH3G

PAIN THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 4, 2017

YOUR VOTE IS IMPORTANT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Company, on behalf of the Board of Directors, for the 2017 Annual Meeting of Stockholders. The Proxy Statement and the related Proxy Form are being distributed on or about March 23, 2017.

You can vote your shares using one of the following methods:

•Complete and return a written Proxy Card,

•By internet or telephone, or

•Attend the Company’s 2017 Annual Meeting of Stockholders and vote.

All stockholders are cordially invited to attend the Meeting. However, to ensure your representation at the Meeting, you are urged to mark, sign, date and return the attached Proxy Card as promptly as possible in the postage pre-paid envelope enclosed for that purpose. Any Stockholder attending the

Meeting may vote in person even if he or she has returned a Proxy Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 4, 2017

The Company’s Proxy Statement, form of proxy card and Annual Report on Form 10-K are available at:

http://investor.paintrials.com/annual-proxy.cfm

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — PAIN THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PAIN THERAPEUTICS, INC.

The undersigned hereby appoints Remi Barbier with power to act as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of Pain Therapeutics, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 4, 2017 at the Company offices at 7801 N. Capital of Texas Highway, Suite 260, Austin, Texas, 78731, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE
BOARD OF DIRECTORS, FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM
ARE BEING DISTRIBUTED ON OR ABOUT MARCH 23, 2017.  YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•COMPLETE AND RETURN A WRITTEN PROXY CARD

•BY INTERNET OR TELEPHONE

•ATTEND THE COMPANY’S 2017 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.  HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE
MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE
POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE YOUR SHARES BY INTERNET OR TELEPHONE.  ANY
STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD OR VOTED BY
INTERNET OR TELEPHONE.